SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2004

BROADWING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-30989	52-2041343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046-9400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (443) 259-4000

CORVIS CORPORATION

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Effective December 31, 2004, the Compensation Committee of the Board of Directors of Broadwing Corporation (the “Company”) increased the annual salary of the Company’s Chairman and Chief Executive Officer, David R. Huber, for 2005 by $100,000 to $392,500. Also effective December 31, 2004, the Company’s Compensation Committee exercised its discretion to pay cash bonuses to each of the Company’s named executive officers as follows:

Name and Title	Discretionary Bonus
David R. Huber, Chairman and Chief Executive Officer	$17,500
James M. Bannantine, President	$15,750
Lynn D. Anderson, Senior Vice President and Chief Financial Officer	$15,000
Kim D. Larsen, Senior Vice President and General Counsel	$14,097

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADWING CORPORATION

Date: January 5, 2005	/s/ Lynn D. Anderson
Lynn D. Anderson
Senior Vice President, Chief Financial Officer and Treasurer